                                                                   EXHIBIT 10.23


                                                          RECORDED THIS DAY
                                                          July 30  32PM '90
                                                          BY THE DIVISION OF
                                                          RECORDS & ELECTIONS
                                                              KING COUNTY

After Recording Mail To:

    REED, MCCLURE, MOCERI & THONN, P.S.
    1701 Bank of California Center
    Seattle, WA 98164


                              MEMORANDUM OF LEASE
                              -------------------

      This memorandum agreement made and entered into this 1st day of April, 1980 by and between KILROY INDUSTRIES, a California corporation and SEA/TAC PROPERTIES, LTD., a California Limited Partnership, Jobn B. Kilroy, Sr., General Partner (hereinafter collectively referred to as "Lessee") and Bow Lake, Inc., a Washington corporation (hereinafter referred to as "Lessor").

                             W I T N E S S E T H:
                             --------------------

      1. By this Memorandum of Lease made concurrently with a Lease between Lessor and Lessee, Lessor leases to Lessee and Lessee leases from Lessor upon the terms and conditions stated in said lease, those certain premises legally described in Exhibit A attached hereto and incorporated herein by this reference (hereinafter referred to as the "Premises").

      2. The term of this Lease commences as provided in said lease and continues for a period of thirty-five (35) years.

      3. The rental payment by Lessee to Lessor for the Premises is set forth and provided for in said Lease.

      4. Lessor grants to Lessee a first right of refusal to purchase the Premises upon the terms set forth in said Lease.

      5. If there is any inconsistency between the terms of this Memorandum of Lease, which is prepared soley for recording purposes and the Lease itself, then the terms and conditions of the Lease shall prevail.


                                            1% EXCISE TAX NOT REQUIRED
                                             King Co. Records Division

                                            /s/ J. Tomkoff, Deputy
                                            --------------

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the day and year first above written.

LESSEE:

SEA/TAC PROPERTIES, LTD., a            KILROY INDUSTRIES, a California
California Limited Partnership         Corporation

By /s/ John B. Kilroy                  By /s/ John B. Kilroy, Jr.
  ------------------------------         ------------------------------
  Its  General Partner                   Its  Exec. V.P.
     ---------------------------            ---------------------------

LESSOR:

Bow Lake, Inc., a Washington corporation


By  Kinney H. Leonard                  By  Irene Prater
  ------------------------------         ------------------------------
  Its  Pres.                             Its  Sec. Treas.
     ---------------------------            ---------------------------

STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On 29 May, 1980, before me, the undersigned, a Notary Public in and
        ------
for the State of Washington, duly commissioned and sworn, personally appeared John B. Kilroy, to me known to be the General Partner of SEA/TAC PROPERTIES,
--------------
LTD., the limited partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                  Sandra L. Lampman
                                  -------------------------------------------
                                  Notary Public in and for the State
                                  of Washington, residing at 1702 S 254th Pl.
                                                             King Co., WA




STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On June 19, 1980, before me, the undersigned, a Notary Public in and
        -------
for the State of Washington, duly commissioned and sworn, personally appeared Kinney H. Leonard and Irene Prater, to me known to be the Pres. and Sec. Treas.,
-----------------     ------------                        -----     -----------
respectively, of Bow Lake, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                               /s/ Lena Young
                               ---------------------------------------------
                               Notary Public in and for the State
                               of Washington, residing at 18050-32nd Ave. So.


STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On 29 May, 1980, before me, the undersigned, a Notary Public in and
        ------
for the State of Washington, duly commissioned and sworn, personally appeared John B. Kilroy, Jr. to me known to be the EXECUTIVE V.P. of KILROY INDUSTRIES
-------------------                       --------------
the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                  /s/ Sandra L. Lampman
                                  ---------------------------------------------
                                  Notary Public in and for the State
                                  of Washington, residing at 1702 So. 254th Pl.
                                                             King Co., WA

After Recording Mail To:

    REED, MCCLURE, MOCERI & THONN, P.S.
    1701 Bank of California Center
    Seattle, WA 98164


                              MEMORANDUM OF LEASE
                              -------------------

      This memorandum agreement made and entered into this 1st day of April, 1980 by and between KILROY INDUSTRIES, a California corporation and SEA/TAC PROPERTIES, LTD., a California Limited Partnership, Jonn B. Kilroy, Sr., General Partner (hereinafter collectively referred to as "Lessee") and Bow Lake, Inc., a Washington corporation (hereinafter referred to as "Lessor").

                             W I T N E S S E T H:
                             --------------------

      1. By this Memorandum of Lease made concurrently with a Lease between Lessor and Lessee, Lessor leases to Lessee and Lessee leases from Lessor upon the terms and conditions stated in said lease, those certain premises legally described in Exhibit A attached hereto and incorporated herein by this reference (hereinafter referred to as the "Premises").

      2. The term of this Lease commences as provided in said lease and continues for a period of thirty-five (35) years.

      3. The rental payment by Lessee to Lessor for the Premises is set forth and provided for in said Lease.

      4. Lessor grants to Lessee a first right of refusal to purchase the Premises upon the terms set forth in said Lease.

      5. If there is any inconsistency between the terms of this Memorandum of Lease, which is prepared soley for recording purposes and the Lease itself, then the terms and conditions of the Lease shall prevail.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the day and year first above written.

LESSEE:

SEA/TAC PROPERTIES, LTD., a            KILROY INDUSTRIES, a California
California Limited Partnership         Corporation

By /s/ John B. Kilroy                  By  /s/ John B. Kilroy, Jr.
  ------------------------------         ------------------------------
  Its  General Partner                   Its  Exec. V.P.
     ---------------------------            ---------------------------

LESSOR:

Bow Lake, Inc., a Washington corporation


By /s/ Kinney H. Leonard               By  Irene Prater
  ------------------------------         ------------------------------
  Its  Pres.                             Its  Sec. Treas.
     ---------------------------            ---------------------------

STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On 29 May, 1980, before me, the undersigned, a Notary Public in and
        ------
for the State of Washington, duly commissioned and sworn, personally appeared John B. Kilroy, to me known to be the General Partner of SEA/TAC PROPERTIES,
--------------
LTD., the limited partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                  /s/ Sandra L. Lampman
                                  -------------------------------------------
                                  Notary Public in and for the State
                                  of Washington, residing at 1702 S 254th Pl.
                                                             King Co., WA




STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On June 19, 1980, before me, the undersigned, a Notary Public in and
        -------
for the State of Washington, duly commissioned and sworn, personally appeared Kinney H. Leonard and Irene Prater, to me known to be the Pres. and Sec. Treas.,
-----------------     ------------                        -----     -----------
respectively, of Bow Lake, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                               /s/ Lena Young
                               ---------------------------------------------
                               Notary Public in and for the State
                               of Washington, residing at 1850-32nd Ave. So.


STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On 29 May, 1980, before me, the undersigned, a Notary Public in and
        ------
for the State of Washington, duly commissioned and sworn, personally appeared John B. Kilroy, Jr. to me known to be the Executive V.P. of KILROY INDUSTRIES
-------------------                       --------------
the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                  /s/ Sandra L. Lampman
                                  ---------------------------------------------
                                  Notary Public in and for the State
                                  of Washington, residing at 1702 So. 254th Pl.
                                                             King Co., WA

             LEASE BETWEEN SEA/TAC PROPERTIES AND BOW LAKE, INC.

                                  EXHIBIT A
                                  ---------


THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4, EAST W.M., KING COUNTY, WASHINGTON DESCRIBED AS
FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SUBDIVISION; THENCE NORTH 88(degrees) 31' 34" WEST ALONG THE NORTH LINE OF SAID SUBDIVISION 20.00 FEET TO THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE SOUTH 03(degrees) 04' 28" WEST ALONG SAID WESTERLY MARGIN 8.50 FEET; THENCE NORTH 88(degrees) 31' 34" WEST 249.20 FEET TO THE EASTERLY LINE OF THAT TRACT OF LAND DESCRIBED IN INSTRUMENT RECORDED UNDER KING COUNTY RECEIVING NO. 7212280221, AND THE TRUE POINT OF BEGINNING; THENCE SOUTH ALONG SAID EASTERLY LINE 398.65 FEET; THENCE NORTH 82(degrees) 13' 07" EAST 102.00 FEET TO AN EXISTING FENCE; THENCE NORTHERLY ALONG SAID FENCE ON THE FOLLOWING COURSES: NORTH 14(degrees) 11' 41" WEST 17.97 FEET; THENCE NORTH 12(degrees) 39' 39" WEST 24.42 FEET; THENCE NORTH 05(degrees) 53' 40" WEST 16.31 FEET; THENCE NORTH 02(degrees) 57' 16" EAST 160.14 FEET TO A POINT ON A CURVE TO THE LEFT FROM WHENCE THE CENTER BEARS SOUTH 85(degrees) 55' 58" WEST 30.67 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE 24.87 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE TO THE RIGHT WHOSE CENTER BEARS NORTH 39(degrees) 27' 48" EAST
43.23 FEET; THENCE NORTHERLY ALONG SAID CURVE 32.70 FEET TO A POINT FROM WHENCE THE CENTER BEARS NORTH 82(degrees) 47' 53" EAST, SAID POINT ALSO BEING A POINT ON A CURVE TO THE RIGHT FROM WHENCE THE CENTER BEARS NORTH 79(degrees) 20' 37" EAST 136.00 FEET; THENCE NORTHERLY ALONG SAID CURVE 48.60 FEET TO A POINT FROM WHENCE THE CENTER BEARS SOUTH 80(degrees) 10' 59" EAST 136.00 FEET, SAID POINT ALSO BEING A POINT ON A CURVE TO THE RIGHT FROM WHENCE THE CENTER BEARS SOUTH 77(degrees) 27' 18" EAST 65.84 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE 65.55 FEET TO A POINT FROM WHENCE THE CENTER BEARS SOUTH 20(degrees) 24' 44" EAST
65.84 FEET; THENCE NORTH 07(degrees) 13' 11" WEST ALONG SAID FENCE LINE AND ITS NORTHERLY PROJECTION 19.57 FEET TO A POINT ON A LINE WHICH BEARS SOUTH 88(degrees) 31' 34" EAST FROM THE TRUE POINT OF BEGINNING; THENCE NORTH 88(degrees) 31' 34" WEST 109.09 FEET TO THE TRUE POINT OF BEGINNING.

                                                                        /s/ JBK
Lessors' Initials: /s/ KHLI                      Lessees' Initials: /s/ JBK Jr.
                       ----                                             -------

             LEASE BETWEEN SEA/TAC PROPERTIES AND BOW LAKE, INC.
             ---------------------------------------------------

                              TABLE OF CONTENTS
                              -----------------


Paragraph                           Subject                            Page
---------                           -------                            ----

   1.    LEASED PREMISES...............................................   1

   2.    EFFECTIVE DATE AND TERM.......................................   1
         (a) Effective Date............................................   1
         (b) Term......................................................   1
         (c) Lessee's Right of Termination.............................   1

   3.    RENT..........................................................   2
         (a) Initial Seven-Year Period.................................   2
         (b) Rent Revised Every Seven Years............................   2

   4.    CONDITIONS SUBSEQUENT--CONTINGENCIES..........................   3
         (a) Zoning and Development Permits............................   3
         (b) Title Insurance Policy....................................   3

   5.    TAXES AND UTILITY CHARGES.....................................   4
         (a) Taxes.....................................................   4
         (b) Utility Charges...........................................   4
         (c) Segregation...............................................   4
         (d) Protest...................................................   4

   6.    INSURANCE.....................................................   5

   7.    CASUALTY--EMINENT DOMAIN......................................   6
         (a) Casualty..................................................   6
         (b) Eminent Domain............................................   7
             (1) Definition............................................   7
             (2) Termination of Lease..................................   7
             (3) Partial Taking........................................   7
             (4) Award for Total Taking or Partial
                 Taking Where Lease is Terminated......................   8
             (5) Award for Partial Taking Where
                 Lease is not Terminated...............................   8
             (6) Special Award to Lessee...............................   8
             (7) Determination of the Pro Rata Shares
                 of Lessor and Lessee..................................   8
             (8) Settlement............................................   9
             (9) Abatement of Rent.....................................   9

   8.    RIGHT OF FIRST REFUSAL........................................  10
         (a) Right of First Refusal....................................  10
         (b) Exercise of Right.........................................  10
         (c) Closing of Sale...........................................  10

   9.    CONSTRUCTION AND OWNERSHIP OF IMPROVEMENTS....................  11

  10.    ASSIGNMENT AND SUBLETTING.....................................  13

  11.    SUCCESSORS AND ASSIGNS........................................  13

  12.    DEFAULT.......................................................  13
         (a) Default...................................................  13
         (b) Default by Lessee.........................................  13
         (c) Default by Lessor.........................................  14
         (d) No Waiver of Remedy.......................................  14
         (e) A11 Other Remedies........................................  15

  13.    UNAVOIDABLE DEFAULT OR DELAY..................................  15

  14.    ARBITRATION...................................................  16

  15.    QUIET ENJOYMENT...............................................  16

  16.    ESTOPPEL CERTIFICATE..........................................  16

  17.    NOTICES.......................................................  17

  18.    CONSTRUCTION OF LEASE.........................................  18

  19.    CAPTIONS AND HEADINGS.........................................  18

  20.    TIME OF ESSENCE...............................................  18

  21.    INVALIDITY AND ENFORCEABILITY.................................  18

  22.    ATTORNEY'S FEES...............................................  19

  23.    MEMORANDA OF LEASE............................................  19

  24.    GOVERNING LAW.................................................  19

                                    LEASE
                                    -----


     This ground Lease (hereinafter the "Lease" ) is made as of the 1st day of April , 1980 , by and between BOW LAKE:, INC., a Washington corporation ("Lessor") and KILROY INDUSTRIES, a California corporation and SEA/TAC PROPERTIES, LTD., a California Limited Partnership, John B. Kilroy, Sr., General Partner (hereinafter collectively referred to as "Lessee").

     For and in consideration of the rents, mutual terms, covenants and conditions contained herein, Lessor hereby leases and demises unto Lessee, and Lessee takes and leases from Lessor that certain real property described herein, all upon the following terms and conditions:


1.  LEASED PREMISES.
    ------ --------
    The real property which is the subject of this Lease is that certain real property located in King County, Washington, as more fully described in the legal description attached hereto as Exhibit A and incorporated herein by this reference (hereinafter referred to as "premises").

2.  EFFECTIVE DATE AND TERM.
    --------- ---- --- ----
    (a)  Effective Date. This Lease shall become effective and binding upon the
         --------- ----
         parties hereto as of April 1, 1980.

    (b)  Term. Subject to the right of termination stated herein term of this
         ----
         Lease shall be for a period ending on March 31, 2015 unless earlier terminated.

    (c)  Lessee's Right of Termination. Lessee shall have the right to cancel
         -------- ----- -- -----------
         this Lease agreement following the date which is ten (10) years from the date of execution and delivery of this Lease or at the end of each year thereafter, provided that, such cancellation shall only be effective where Lessee has delivered to Lessor, at least two years prior to the date of said cancellation, written notice of intent to cancel.

3.  RENT.
    ----
    (a)  Initial Seven-Year Period. Lessee agrees to pay Lessor, as rent for the
         ------- ---------- ------
         first seven years of the lease term, the sum of One Thousand Dollars ($1,000) per month, in advance, commencing with the first day of April 1980, and on the first day of each and every calendar month thereafter through the first seven years of this Lease. Rent shall be payable by check mailed to Lessor at the place desiqnated herein for service of notices on Lessor or to such other address as Lessor may designate to Lessee in writing.

    (b)  Rent Revised Every Seven Years. At the end of the initial seven-year
         ---- ------- ----- ----- -----
         period of this Lease term, and at the end of each subsequent seven-year period, Lessor and Lessee shall establish the monthly rent for the premises based upon the value of the leased premises as unimproved real property for use as a parking lot for an office center and valued as of the time of this rent adjustment without regard to any increase in value resulting from improvements made by Lessee. If Lessor and Lessee are unable to agree on a value for the monthly rent for any seven-year period, the matter shall be referred to binding arbitration pursuant to the provisions of paragraph 14 herein regarding conduct of any arbitration proceeding. The decision of said arbitrators will be binding and will establish the monthly rental rate for the succeeding seven-year period, unless earlier terminated.

4.  CONDITIONS SUBSEQUENT-CONTINGENCIES.
    ---------- ------------------------
    The effectiveness of this Lease is specifically contingent upon the following conditions subsequent having been met or waived in writing by Lessee, and Lessor agrees to reasonably cooperate with Lessee to execute any documents, permits, applications and the like which may be reasonably necessary to the performance of these conditions:

    (a)  Zoning and Development Permits. It is the intention of the Lessee to
         ------ --- ----------- -------
         use the premises in connection with the existing or future office buildings adjacent to the premises. This Lease is contingent upon the Lessee obtaining, in connection with Lessee's intended use, the proper zoning, building, demolition, use, and/or occupancy permits, plat acceptances, lot line revision acceptances, environmental reports and permits, and/or any other required studies, reports or approvals, or any written agreements satisfactory to Lessee, required by any governmental entity. Nothing in this paragraph, however, shall require Lessee's cancellation of this Lease in the event that Lessee is unable to fulfill the above conditions.

    (b)  Title Insurance Policy. This Lease is contingent upon Lessee obtaining,
         ----- --------- ------
         at Lessee's expense, a title insurance policy insuring Lessee's leasehold interest in the premises and being subject only to those defects and encumbrances in title as are approved by Lessee.

5.  TAXES AND UTILITY CHARGES.
    ----- --- ------- -------
    (a)  Taxes. Lessee agrees to pay all real estate taxes attributable to the
         -----
         premises for the term of this

         Lease. In the event that any taxes levied against the premises become due and payable during the term of this Lease and may legally be paid in installments, Lessee may pay such taxes and shall be liable only for those installments which are due and payable during the term of this Lease. Taxes for the first and last years of the lease term shall be pro-rated between Lessor and Lessee.

    (b)  Utility Charges. Lessee agrees to pay or cause to be paid to the proper
         ------- -------
         municipal, governmental or other authorities or private utilities charged with the collection thereof all charges for electricity, gas, sewer, water, telephone, trash removal, or other utilities or services used or consumed on the premises. Such charges shall be paid as the same from time to time become due during the term of this Lease.

    (c)  Segregation. It is understood and agreed by Lessee and Lessor that the
         -----------
         premises may be segregated for purposes of real estate taxes collected by the appropriate governmental authorities. Lessor agrees to execute the documents, applications, etc. necessary to obtain such a segregation. Until the premises has been segregated by the appropriate governmental authority, Lessee shall pay only its pro rata portion of the real estate taxes based on Lessee's use.

    (d)  Protest. Lessee shall have the privilege, at its own expense, in its
         -------
         own name or in the name of the Lessor, of contesting, objecting to, or opposing the legality or validity of any tax or of any law under which the same may be imposed, and of making and prosecuting claims with respect thereto, and for the recovery of penalties thereon; provided that prompt notice of any such protest shall be given to Lessor; and provided, further, that any such contest, objection or opposition, or claims or the prosecution thereof, shall not be carried on or maintained after the time limited for payment by Lessee of the obligations, unless Lessee shall have duly paid the amount involved under protest or, at Lessee's cost, either: (1) Procurred a stay of all proceedings to enforce any collection thereof; or (2) provided the Lessor, through bonding or some other mutually acceptable method, with indemnification for the final payment and discharge thereof.
          Lessor agrees to participate with and assist Lessee in any such protest or action.

6.  INSURANCE.
    ---------
    Lessee shall at all times during the terms of this Lease procure and maintain general liability insurance for injury to persons or damage to property arising out of the use of the premises, which insurance shall be carried with companies duly authorized to write such insurance in the State of Washington. A minimum policy limit shall be Five Hundred Thousand Dollars ($500,000.00) for one person and Five Hundred Thousand Dollars ($500,000.00) for one accident involving personal injury and Five Hundred Thousand Dollars ($500,000.00) for property damage. All such insurance shall name Lessee and the Lessor as insureds and certificates thereof shall be delivered by Lessee to Lessor at Lessor's request. The amount on insurance coverage shall be reviewed and increased no less frequently than ninety (90) days prior to each seventh anniversary of the commencement of the term of this Lease, and if no agreement as to the amount of such insurance is reached between Lessor and Lessee within said period, the matter will be submitted to binding arbitration pursuant to paragraph 14 below.

7.  CASUALTY-EMINENT DOMAIN.
    -----------------------
    (a)  Casualty. In the event that any improvements on the premises, or the
         --------
         premises themselves are damaged or otherwise made unsuitable for the Lessee's business purpose, and such damage occurs in the last seven years of the term of this Lease, or such damage cannot, in the reasonable opinion of Lessee, be repaired within four (4) months from the commencement of repairs, Lessee shall have the right to terminate this Lease by giving not less than thirty (30) days notice in writing to the Lessor at any time within six (6) months from the date of such damage. In the event of such termination, all rentals and other obligations of Lessee shall terminate as of the effective date of the termination. Any rent theretofore paid or then payable shall be apportioned as of the date of termination and any unearned but prepaid rent shall be refunded to Lessee. In the event of a casualty which does not result in termination of this Lease as provided herein, insurance proceeds, if any, shall first be applied by Lessee to repair such damage and the balance of the proceeds, if any, shall be retained by Lessee as its sole and exclusive property. In the event of a casualty loss as provided above, the rent and other charges to be paid by Lessee shall be abated for the period of time necessary to repair or restore the premises to the condition in which it was on the day prior to such casualty damage. Such abatement shall be based upon a pro rata reduction when the portion of the premises which cannot be used for the Lessee's business purposes is compared to the portion thereof which is undamaged. If no agreement on the amount of and time for said abatement can be reached between Lessor and Lessee, the matter shall be submitted to binding arbitration pursuant to the terms of paragraph 14 below.

    (b)  Eminent Domain.
         ------- ------
         (1)  Definition. The term "eminent domain" shall mean the condemnation
              ----------
              and taking of all or any part of the property through the exercise of any right of eminent domain or any similar governmental power whether by public authority or by a private corporation, or any purchase or other acquisition in lieu of such condemnation. Settlement of any legal proceedings and the purchase price in lieu of condemnation shall require the consent of both Lessor and Lessee. The expression "date of taking" means the date possession is surrendered to the condemning authority.

         (2)  Termination of Lease. If the whole of the premises should
              ----------- -- -----
              be taken under the power of eminent domain, the term of this Lease shall cease as of the date of taking.

         (3)  Partial Taking. In the event of a taking by eminent domain
              ------- ------
              of less than the entire premises and where such taking, in the good faith determination of the Lessee, renders the remaining portion of the premises unsuitable for the Lessee's purposes, then upon written notice to the Lessor given not more than sixty (60) days after the date of such taking, the Lessee may terminate this Lease as of the date of taking. Any question concerning the good faith nature of the Lessee's determination shall be submitted to binding arbitration as set forth in paragraph 14 below.


         (4)  Award for Total Taking or Partial Taking Where Lease is
              ----- --- ----- ------ -- ------- ------ ----- ----- --
              Terminated. Any award for the taking of the entire premises,
              ----------
              or upon the taking of a portion of the premises where this Lease shall be terminated, shall be divided pro rata between the Lessor and the Lessee in the manner as set forth in Paragraph 7(b)(7) below.

         (5)  Award for Partial Taking Where Lease is not Terminated. In the
              ----- --- ------- ------ ----- ----- -- --- ----------
              event this Lease is not terminated, the award for the taking shall be paid pro rata between the Lessor and Lessee in the manner set forth in Paragraph 7(b)(7) below. Any payment to any mortgagee of the Lessee by reason of a partial taking where this Lease is not terminated shall be.paid exclusively from the Lessee's portion of the award for such taking.

         (6)  Special Award to Lessee. Anything herein to the contrary
              ------- ----- -- ------
              notwithstandinq, any award made directly to the Lessee for the taking or destruction of its business, moving or relocation expenses or other matters, shall be paid to the Lessee subject only to the rights of any mortgagee of the Lessee.

         (7)  Determination of the Pro Rata Shares of Lessor and Lessee. In the
              ------------- -- --- --- ---- ------ -- ------ --- ------
              event the Lessor and Lessee cannot agree as to their pro rata interest in the portion of the award to be divided between them, then upon not less than thirty (30) days prior written notice from one to the other, the matter shall be submitted to binding arbitration pursuant to the provisions of paragraph 14 below; provided, that upon the written request of either Lessor or Lessee within ten (10) days of the receipt of the notice to arbitrate called for above, the matter in dispute shall be decided by court action pursuant to the laws and rules of the State of Washington. The pro-rata share of Lessee shall be based on the reduction in parking spaces resulting from the taking.

         (8)  Settlement. Any settlement of a filed or threatened eminent
              ----------
              domain action and/or the delivery of a deed prior to a final adjudication of an eminent domain action, pertaining to or with respect to all or any part of the premises shall be only upon the agreement of the Lessor and Lessee. Any failure to reach agreement shall be submitted to binding arbitration as set forth in paragraph 14 below.


         (9)  Abatement of Rent. If less than all of the premises is taken under
              --------- -- ----
              the power of eminent domain and this Lease is not terminated, then the rent shall be equitably abated from the date of taking based upon the percent of the leased premises which is taken as compared to the total area of the premises taking into consideration the reduction in parking spaces resulting from the taking. If any rent has been paid in advance by Lessee, such rents shall be refunded to Lessee in accordance with the abatement provisions of this paragraph.

8.  RIGHT OF FIRST REFUSAL.
    ----- -- ----- -------

    (a)  Right of First Refusal. In the event the Lessor or a successor or
         ----- -- ----- -------
         assignee of Lessor desires to sell the premises, or any part thereof, then and in that event, the Lessee shall have the right to purchase the premises at a price equal to the bona fide price offered to the Lessor by a third party, which offer the Lessor is willing to accept. This right shall exist throughout the term of this Lease and apply to any successors or assigns of Lessor.

    (b)  Exercise of Right. The Lessee shall not have less than twenty (20) days
         -------- -- -----
         following receipt of written notice of the Lessor's desire to sell the premises, or a portion thereof, said notice containing all the terms and conditions of the proposed sale, within which to provide the Lessor with written notice of Lessee's election to acquire title to such property. A failure of Lessee to provide the notice of election within said twenty (20) day period shall be conclusively deemed to be an election to waive the above riqht of first refusal as regards the particular sale described in Lessor's notice to Lessee.

    (c)  Closing of Sale. Closing of the sale by the Lessor to Lessee shall
         ------- -- ----
         occur within ninety (90) days of the date Lessee provides notice to the Lessor of the election to exercise its right of first refusal. Title to the premises or portion thereof being sold shall be conveyed at closing by statutory warranty deed subject to no exceptions other than those approved by the Lessee pursuant to paragraph 4(b) above, or those encumbrances or exceptions arising through acts of the Lessee. The Lessor shall provide an owner's title insurance policy from a title company of Lessee's choice insuring title in Lessee and written in an amount equal to the purchase price as determined above. If Lessee desires ALTA or extended coverage, the additional premium cost shall be paid by Lessee. Purchase price shall be paid in cash at closing. The closing shall occur at the office of the title insurance company providing the above title insurance and the Lessor agrees to pay all excise, conveyance and stamp taxes, recording fees and the cost of the above title insurance policy provided, however, that the net amount payable to the Lessor shall not be less than the net amount receivable under the bona fide offer to purchaser from the third party. Lessee and Lessor shall equally divide all escrow fees incurred by reason of this sale. The parties agree to execute and deliver such reasonable escrow instructions as required by the escrow agent.

9.  CONSTRUCTION AND OWNERSHIP OF IMPROVEMENTS.
    ------------ --- --------- -- ------------
    Lessee may, at Lessee's expense, construct on the premises any improvements and make such repairs, additions, alterations and improvements thereto as Lessee may deem desirable, limited to surface parking facilities and uses incidental thereto, provided such work does not substantially reduce the inherent value of improvements then on the premises.

    The Lessor shall not be obligated to maintain, replace or rebuild any improvements thereon, and upon completion of such improvements, Lessee convenants to keep and maintain such improvements in a good state of repair.
         Ownership of all improvements constructed on the premises by Lessee and all additions, alterations and improvements thereto made by Lessee, even though a part of the real estate, shall be and remain in Lessee during the term of this Lease. Upon the termination of this Lease, fee title to all improvements then located on the premises shall pass to and vest in the Lessor.
         Lessee has the right to demolish a11 or any part of any improvement now or hereafter constructed on the premises as it may deem appropriate in conjunction with the repair, restoration or construction of improvements on the premises which new or repaired or renovated improvement shall have a value not less than the previously existing improvements. In addition, Lessee may at any time during the term of this Lease, remove, fill, grade, regrade or rearrange the land and/or improvements thereon which constitute the premises as may be incidental to any construction, renovation, or demolition activities, and in all such activities may deal with the premises as if Lessee were the sole owner thereof. All salvage from such activities and all soil and earth severed or removed from the premises in connection therewith shall be the property of the Lessee, but nothing herein contained shall permit the Lessee to remove soil or earth except as incidental to construction, renovation, landscaping or demolition activities. Lessee shall perform all activities referred to in this section with compliance with all applicable governmental laws, ordinances, codes and regulations. The Lessor shall cooperate with Lessee in obtaining all required licenses, permits and approvals with respect to such activities, and shall sign all papers and documents at any time needed in connection therewith including, without limitation, such instruments as may be required for the laying out, maintenance, repair, replacement and use of utilities of all kinds; provided, however, Lessee shall pay all reasonable out-of-pocket expenses of the Lessor in connection therewith.


10. ASSIGNMENT AND SUBLETTING.
    ---------- --- ----------
    Lessee may assign this Lease or sublet the whole or any part of the leased premises for use consistent with the provisions of Paragraph 9.

11. SUCCESSORS AND ASSIGNS.
    ---------- --- -------
    This Lease and the terms, covenants and conditions thereof shall be binding upon and inure to the benefit of the respective parties hereto, their estates, and their successors in interest and the words "Lessor" and "Lessee" wheresoever the same appear herein shall be deemed to include not only the original Lessor and Lessee herein named, but also their respective successors in interest, assigns, trustees, administrators, executors, heirs and marital communities, if any.

12. DEFAULT.
    -------
    (a)  Default. Either party shall be deemed to be in default upon the
         -------
         expiration of thirty (30) days from the receipt of a written notice of the other party specifying the particulars in which such party has failed to perform the obligations of this Lease, unless that party, prior to the expiration of said thirty (30) days, has rectified the particulars specified in the notice. However, such party shall not be in default if such failure (except the failure to pay money) cannot be rectified within said thirty (30) day period and such party commences such cure and thereafter diligently pursues such cure to completion.

         (b)  Default by Lessee. If the defaulting party is Lessee, Lessor may
              ------- -- ------
         decree the term ended and enter the premises; or Lessor may re-enter the premises and sublet the whole or any part thereof for the account of the Lessee, upon as favorable terms and conditions as the market will allow. In the latter event, Lessor shall have the right to collect any rent which may thereafter become payable under such sublease and to apply the same first, to the payment of any expenses incurred by landlord in dispossessing Lessee and in subletting the premises, including reasonable attorney's fees and reasonable real estate commissions, and second to the payment of the rent herein reserved and the fulfillment of Lessee' s covenants hereunder, and Lessee shall be liable for amounts equal to the several installments of rent as they would, under the terms of this Lease become due, less any amounts actually received by Lessor and applied on account of rent as aforesaid; provided however, that the maximum period for which Lessee shall be liable for payment of such sums shall be limited to the shortest time for which Lessee shall be obligated to pay rent hereunder pursuant to Paragraph 2 above and as otherwise provided herein.

    (c)  Default by Lessor. If the defaulting party is Lessor, Lessee may incur
         ------- -- ------
         any reasonable expenses necessary to perform the obligation of Lessor as specified in such notice and may deduct such expenses from the rents thereafter to become due. In the case of default by Lessor, Lessee may also declare the term of this Lease ended and vacate the premises and be relieved of all further obligations hereunder.

    (d)  No Waiver of Remedy. The failure of a party to insist upon strict
         -- ------ -- ------
         performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that said party may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. The performance of each and every covenant and agreement by Lessor contained in this Lease is a condition precedent to the right to collect rents or enforce this Lease.

    (e)  All Other Remedies. In addition to the remedies set forth in this
         --- ----- --------
         Lease, Lessor and Lessee shall have all other remedies provided by law or statute to the same extent as if fully set forth herein word for word. No remedy herein conferred upon or reserved to Lessor or Lessee shall exclude any other remedy herein or by law provided, but each shall be cumulative.

13. UNAVOIDABLE DEFAULT OR DELAY.
    ----------- ------- -- -----
    Any prevention, delay, non-performance, or stoppage due to any of the following causes shall excuse non-performance for a period equal to any such prevention, delay, non-performance or stoppage, except the obligations imposed by this Lease for the payment of rent, taxes, insurance or obligations to pay money that are treated as rent. The causes referred to above are: strikes, lockouts, labor disputes, failure of power, irresistible super-human cause, acts of public enemies of this state or of the United States, riots, insurrection, civil commotion, inability to obtain labor or materials or reasonable substitutes for either, governmental restrictions or regulations or controls (except those reasonably foreseeable in connection with the uses contemplated by this Lease), casualties not contemplated by insurance provisions of this Lease, or other causes beyond the reasonable control of the party obligated to perform.


14. ARBITRATION.
    -----------
    Any arbitration authorized hereunder shall be pursuant to the rules of the American Arbitration Association. Each party shall appoint one arbitrator within ten (10) days after notice of arbitration is served upon one party by the other. The cost, fees and expenses of the two arbitrators shall be borne by the party appointing each arbitrator. If said arbitrators are not able to reach agreement on the matter being arbitrated within thirty (30) days after appointment of the second arbitrator, then the two arbitrators so appointed shall immediately appoint a third arbitrator, the cost, fees and expenses of which shall be divided equally between Lessee and Lessor. The decision of a majority of the arbitrators shall be binding on all parties.

15. QUIET ENJOYMENT.
    ----- ---------
    Lessor covenants and agrees that Lessee, upon paying the rent herein reserved and observing and keeping the covenants, agreements, and conditions of this Lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy said premises during the term of this Lease without hindrance or molestation by Lessor, or any person or persons, firm or corporation, claiming by, through or under Lessor.

16. ESTOPPEL CERTIFICATE.
    -------- -----------

    The Lessor, within thirty (30) days after written request by Lessee, shall execute, acknowledge and deliver to Lessee a certificate setting forth if such be the fact (1) that this Lease is in full force and effect; (2) the same has not been modified or any provisions thereof waived, except to the extent, if any, set forth in such certificate; (3) that the Lessor knows of no then existing breach or default by Lessee except such, if any, as are set forth in such certificate; and (4) further setting forth therein that all rents under this Lease theretofore accrued have been paid except such, if any, as are therein stated to be unpaid. Such certificate shall be in a form and content reasonably satisfactory to Lessee, and, except for breaches by Lessee not discoverable by the exercise of due diligence, may be conclusively relied upon by Lessee and any mortgagee.

17. NOTICES.
    -------
    Any notice provided for herein shall be given in person or by registered or certified United States mail, postage prepaid, return receipt requested, addressed as follows:

    If to Lessor:                Bow Lake Inc.

                                 18050 32nd Ave So.
                                 ---------------------------------
                                 Seattle Wash 98188
                                 ---------------------------------

                                 ---------------------------------

    With a copy to:              K. H. Leonard
                                 ---------------------------------
                                 10925 Glen Acres Dr. So.
                                 ---------------------------------
                                 Seattle Wash 98168
                                 ---------------------------------

    If to Lessee:                Sea/Tac Properties
                                 Attention: General Manager
                                 18000 Pacific Highway South
                                 P.O. Box 68069
                                 Seattle, WA 98188

     With a copy to:              Kilroy Industries
                                  Attention: Manager of Properties
                                  2230 East Imperial Highway
                                  El Segundo, CA 90245

    With an additional
    copy to:                     Reed, McClure, Moceri & Thonn, P.S.
                                 1701 Bank of California Center
                                 Seattle, WA 98164


          The addresses to which notices or demands may be given or made to either party may be changed by written notice given by such party to the other pursuant to this paragraph. Notices given before such change of an address shall not be invalidated by the change.

          Lessor and Lessee agree that a copy of all notices which Lessor or Lessee gives hereunder shall also be given personally or by registered or certified mail, return receipt requested, to such other persons and at such other places as Lessor and Lessee may designate in writing. A11 notices shall be deemed given upon personal service or after three (3) days after notice is mailed as above stated.

18. CONSTRUCTION OF LEASE.
    ------------ -- -----
    In case of any ambiguity or doubt as to the meaning of any provision of this Lease, such provision shall be construed fairly in order to effectuate the intents and purposes of the parties as nearly as they can be ascertained, and not strictly for or against either party, and it is agreed that in the construction of this Lease, no consideration shall be given to whether this Lease or any particular provision thereof was drawn in the first instance by one of the parties rather than the other, or jointly by both parties.

19. CAPTIONS AND HEADINGS.
    -------- --- --------
    The captions and headings hereof are inserted for convenience purposes only and shall not be deemed part of this Lease nor given effect in any way in construing the same.

20. TIME OF ESSENCE.
    ---- -- -------
    Time shall be of the essence of this Lease and of each of the provisions hereof.

21. INVALIDITY AND ENFORCEABILITY.
    ---------- --- --------------
    The invalidity or unenforceability of any provision herein contained shall not affect the validity and enforceability of this Lease or of any of the other provisions herein contained. The partial invalidity or unenforceability or the invalidity or unenforceability under particular circumstances of any provision herein contained shall not affect the validity of this Lease or the validity and enforceability of the remainder of such provisions or the validity and enforceability of such provisions under other circumstances.

22. ATTORNEY'S FEES.
    ---------- ----
    If either party brings any action or proceeding to enforce, protect or establish any right or remedy under this Lease, the prevailing party shall be entitled to recover its costs and reasonable attorney's fees, including a reasonable attorney's fee in any appeal thereof. Arbitration shall be considered an action or proceeding for the purpose of this provision.

23. MEMORANDA OF LEASE.
    ---------- -- -----
    Lessor and Lessee agree that they will execute and acknowledge a short-form memorandum of this Lease, which memorandum may be recorded by either Lessor or Lessee.

24. GOVERNING LAW.
    --------- ---
    This Lease shall be governed by the laws of the State of Washington. Any court action brought to enforce any right hereunder shall be brought only in the courts of King County, Washington.

     Executed as of the date first above written.

LESSEE:

SEA/TAC PROPERTIES, LTD., a            KILROY INDUSTRIES, a California
California Limited Partnership         Corporation

By  /s/ John B. Kilroy                     By  /s/ John B. Kilroy, Jr.
  ------------------------------         ------------------------------
  Its  General Partner                   Its  Exec. V.P.
     ---------------------------            ---------------------------

LESSOR:

Bow Lake, Inc., a Washington corporation


By  /s/ Kinney H. Leonard                  By  /s/ Irene Prater
  ------------------------------         ------------------------------
  Its  Pres.                             Its  Sec. Treas.
     ---------------------------            ---------------------------

STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On 29 May, 1980, before me, the undersigned, a Notary Public in and
        ------
for the State of Washington, duly commissioned and sworn, personally appeared John B. Kilroy, to me known to be the General Partner of SEA/TAC PROPERTIES,
--------------
LTD., the limited partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                  /s/ Sandra L. Lampman
                                  -------------------------------------------
                                  Notary Public in and for the State
                                  of Washington, residing at 1702 S 254th Pl.
                                                             King Co., WA




STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On June 19, 1980, before me, the undersigned, a Notary Public in and
        -------
for the State of Washington, duly commissioned and sworn, personally appeared Kinney H. Leonard and Irene Prater, to me known to be the Pres. and Sec. Treas.,
-----------------     ------------                        -----     -----------
respectively, of Bow Lake, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                               /s/ Lena Young
                               ---------------------------------------------
                               Notary Public in and for the State
                               of Washington, residing at 1850-32nd Ave. So.


STATE OF WASHINGTON )
                    ) ss.
COUNTY  OF  K I N G )

     On 29 May, 1980, before me, the undersigned, a Notary Public in and
        ------
for the State of Washington, duly commissioned and sworn, personally appeared John B. Kilroy, Jr. to me known to be the EXECUTIVE V.P. of KILROY INDUSTRIES
-------------------                       --------------
the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                  /s/ Sandra L. Lampman
                                  ---------------------------------------------
                                  Notary Public in and for the State
                                  of Washington, residing at 1702 S. 254th Pl.
                                                             King Co., WA

             LEASE BETWEEN SEA/TAC PROPERTIES AND BOW LAKE, INC.

                                  EXHIBIT A
                                  ---------


THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4, EAST W.M., KING COUNTY, WASHINGTON DESCRIBED AS
FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SUBDIVISION; THENCE NORTH 88(degrees) 31'34" WEST ALONG THE NORTH LINE OF SAID SUBDIVISION 20.00 FEET TO THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE SOUTH 03(degrees) 04'28" WEST ALONG SAID WESTERLY MARGIN 8.50 FEET; THENCE NORTH 88(degrees) 31'34" WEST 249.20 FEET TO THE EASTERLY LINE OF THAT TRACT OF LAND DESCRIBED IN INSTRUMENT RECORDED UNDER KING COUNTY RECEIVING NO. 7212280221, AND THE TRUE POINT OF BEGINNING; THENCE SOUTH ALONG SAID EASTERLY LINE 398.65 FEET; THENCE NORTH 82(degrees) 13'07"
EAST 102.00 FEET TO AN EXISTING FENCE; THENCE NORTHERLY ALONG SAID FENCE ON THE FOLLOWING COURSES: NORTH 14(degrees) 11'41" WEST 17.97 FEET; THENCE NORTH 12(degrees) 39'39" WEST 24.42 FEET; THENCE NORTH 05(degrees) 53'40" WEST 16.31 FEET; THENCE NORTH 02(degrees) 57'16" EAST 160.14 FEET TO A POINT ON A CURVE TO THE LEFT FROM WHENCE THE CENTER BEARS SOUTH 85(degrees) 55'58" WEST 30.67 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE 24.87 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE TO THE RIGHT WHOSE CENTER BEARS NORTH 39(degrees) 27'48" EAST
43.23 FEET; THENCE NORTHERLY ALONG SAID CURVE 32.70 FEET TO A POINT FROM WHENCE THE CENTER BEARS NORTH 82(degrees) 47'53" EAST, SAID POINT ALSO BEING A POINT
ON A CURVE TO THE RIGHT FROM WHENCE THE CENTER BEARS NORTH 79(degrees) 20'37" EAST 136.00 FEET; THENCE NORTHERLY ALONG SAID CURVE 48.60 FEET TO A POINT FROM WHENCE THE CENTER BEARS SOUTH 80(degrees) 10'59" EAST 136.00 FEET, SAID POINT ALSO BEING A POINT ON A CURVE TO THE RIGHT FROM WHENCE THE CENTER BEARS SOUTH 77(degrees) 27'18" EAST 65.84 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE 65.55 FEET TO A POINT FROM WHENCE THE CENTER BEARS SOUTH 20(degrees) 24'44" EAST
65.84 FEET; THENCE NORTH 07(degrees) 13'11" WEST ALONG SAID FENCE LINE AND ITS NORTHERLY PROJECTION 19.57 FEET TO A POINT ON A LINE WHICH BEARS SOUTH 88(degrees) 31'34" EAST FROM THE TRUE POINT OF BEGINNING; THENCE NORTH 88(degrees) 31'34" WEST 109.09 FEET TO THE TRUE POINT OF BEGINNING.

                                                                    /s/ JBK
Lessors' Initials: /s/ KHLI                      Lessees' Initials: /s/ JBK Jr.
                       ----                                             -------